Exhibit 10.6

AMENDMENT NO. 2 TO MAJOR STOCKHOLDERS’ AGREEMENT

AMENDMENT NO. 2 TO MAJOR STOCKHOLDERS’ AGREEMENT, dated as of January 1, 2015 (this “Amendment”), by and among (i) TransUnion Holding Company, Inc., a Delaware corporation (the “Parent”); (ii) Advent-TransUnion Acquisition Limited Partnership (the “Advent Investor”); and (iii) GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P. and Spartan Shield Holdings (the “GS Investors” and, together with the Advent Investor, the “Investors”).
WHEREAS, the Parent, the Advent Investor and the GS Investors entered into that certain Major Stockholders’ Agreement, dated as of April 30, 2012 (as amended, the “Agreement”); and
WHEREAS, the parties hereto desire to enter into this Amendment to amend the Agreement as provided herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendment to the Agreement. Section 3.1(a) of the Agreement is hereby amended and restated to read as follows:
“(a) The Board shall consist of eleven (11) directors and may be increased or decreased in accordance with the terms of this Agreement. Subject to the provisions of this Article III, the Board shall consist of (i) three (3) directors designated by the GS Investors or their Affiliates, (ii) three (3) directors designated by the Advent Investor or their Affiliates (any director designated by the GS Investors or the Advent Investor, an “Investor Director Designee”), (iii) the chief executive officer (or equivalent) of the Company and (iv) four (4) Independent Directors designated jointly by the GS Investors and the Advent Investor. The right of an Investor to designate the directors shall be subject to the following:
(i) If an Investor Transfers (through one or more Transfers) more than seventy-five percent (75%) of its Initial Ownership Interest (excluding pro rata Transfers agreed to by the Investors and Transfers to Affiliates), such Investor shall only be entitled to designate one (1) director for appointment to the Board; and
(ii) If an Investor Transfers (through one or more Transfers) more than ninety percent (90%) of its Initial Ownership Interest (excluding pro rata Transfers agreed to by the Investors and Transfers to Affiliates), such Investor shall not be entitled to designate any directors for appointment to the Board.”

SECTION 2.     Reference to and Effect on the Agreement.

(a)     Capitalized terms used and not otherwise in this Amendment have the meanings given such terms in the Agreement.
(b)    On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended by this Amendment.
(c)    The Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.
SECTION 3.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.
SECTION 4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and performed entirely within such State.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

TRANSUNION HOLDING COMPANY, INC.

By:
	Name:	Michael J. Forde
	Title:	Vice President

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GSCP VI Advisors, L.L.C. its General Partner

By:
	Name:	Sumit Rajpal
	Title:	Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS Advisors VI, L.L.C. its General Partner

By:
	Name:	Sumit Rajpal
	Title:	Vice President

SPARTANSHIELD HOLDINGS

By:	GS Capital Partners VI Offshore Fund, L.P., its General Partner
By: GSCP VI Offshore Advisors, L.L.C., its General Partner

By:
	Name:	Sumit Rajpal
	Title:	Vice President

ADVENT-TRANSUNION ACQUISITION LIMITED PARTNERSHIP

By: Advent-TransUnion GP LLC, its General Partner

By:
Name: Michael Ristaino
Title: President

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